# 3Q24 Earnings Presentation

Reinsurance Group of America, Incorporated

10.31.2024

# Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance, and growth potential of Reinsurance Group of America, Incorporated (the "Company"). Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality, morbidity, lapsation, or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital, and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers, and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics, or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology, or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration, or regulatory investigations or actions, (26) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long-Duration Targeted Improvement accounting changes, and (28) other risks and uncertainties described in this document and in the Company's filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A - "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

# Use of Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the "Company") discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company's results of operations, financial statements and the underlying profitability drivers and trends of the Company's businesses by excluding specified items which may not be indicative of the Company's ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company's financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1. **Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share.** The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. Adjusted operating income is calculated as net income available to the Company's shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
    - substantially all of the effect of net investment related gains and losses;
    - changes in the fair value of certain embedded derivatives;
    - changes in the fair value of contracts that provide market risk benefits;
    - non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
    - any net gain or loss from discontinued operations;
    - the cumulative effect of any accounting changes;
    - the impact of certain tax-related items; and
    - any other items that the Company believes are not indicative of the Company's ongoing operations

    as such items can be volatile and may not reflect the underlying performance of the Company's business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company's management incentive programs.
2. **Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items.** Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company's results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company's assumption reviews.
3. **Adjusted operating revenue.** This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. **Shareholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), shareholders' average equity position excluding AOCI, and book value per share excluding the impact of AOCI.** The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company's businesses on shareholders' equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:
    - Shareholders' average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
    - Shareholders' average equity position excluding AOCI and notable items; and
    - Shareholders' average equity position excluding AOCI, B36 and notable items.
5. **Adjusted operating return on equity.** This measure is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company's management incentive programs. The Company also discloses the following non-GAAP financial measures:
    - Adjusted operating return on equity excluding AOCI and B36;
    - Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding notable items and AOCI; and
    - Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

# Third Quarter Financial Highlights

Record operating results

## Very strong overall operating performance

- Q3 adjusted operating income, excluding notable items of **$6.13**[1] per diluted share, a record quarterly result
- Adjusted operating ROE, excluding notable items of **15.5%**[1] for the trailing twelve months, a record quarterly result
- Rising portfolio book yield of **5.08%** due to higher new money rates and portfolio repositioning supporting higher income

## Strong business momentum

- Value of In-force Business Margins increased **$4.6 billion**, or **13.9%** year to date, which includes an expected **$3.8 billion** from new business and an expected **$2.0 billion** from balance sheet management actions
- Strong capital deployment of **$382 million** for the quarter into in-force block transactions
- Traditional premium growth of **7.9%** year-to-date on a constant currency basis

## Balance sheet management

- Excess capital of **$0.7 billion**
- Very attractive transaction pipelines
- **Ruby Re** closing on final equity tranche at the high end of the **$400-$500 million** range; retroceded an additional PRT transaction in the quarter

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

RGA

# Consolidated Results

Consistent EPS growth and strong ROE

## Adjusted operating EPS, excluding notable items[1]


$3.91
$5.16
$4.40
$5.57
$4.73
$6.02
$5.48
$6.13
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

## Trailing 12 month adjusted operating ROE, excluding notable items[1]


12.5%
13.1%
13.0%
14.0%
14.4%
14.8%
15.3%
15.5%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Strong new business momentum, balance sheet optimization, higher investment yields

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

RGA

# Q3 Results by Segment

| Pre-tax Adjusted Operating Income (Loss), excluding Notable Items[1] | 3Q24 | Run Rate Targets[2] |
|---|---|---|
| U.S. and Latin America Traditional | $132 | $85-95 |
| U.S. and Latin America Financial Solutions | $80 | $93-103 |
| Canada Traditional | $25 | $31-34 |
| Canada Financial Solutions | $4 | $6-8 |
| EMEA Traditional | $22 | $16-19 |
| EMEA Financial Solutions | $88 | $70-78 |
| APAC Traditional | $106 | $81-89 |
| APAC Financial Solutions | $69 | $51-56 |
| Corporate and Other | $(18) | $(40)-(35) |
| Total | $508 | $393-447 |

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

[2] Annual run rate targets previously provided in the 4Q23 Earnings Presentation, divided by four to calculate the quarterly run rate targets.

- **U.S. and Latin America:** Traditional results reflected favorable in-force management actions and favorable Individual Health results. Individual Life claims experience was in line with expectations; Financial Solutions results reflected lower contributions from new business
- **Canada:** Traditional results reflected modestly unfavorable claims experience; Financial Solutions results reflected the negative impact of a modest one-time item
- **EMEA:** Traditional results reflected favorable claims experience, primarily in the UK and Continental Europe; Financial Solutions results reflected the impact of strong new business in recent periods
- **APAC:** Traditional and Financial Solutions results reflected favorable overall experience
- **Corporate:** Losses were favorable compared to the expected quarterly average run rate, primarily due to higher investment income

# Notable Items

## Current period unfavorable financial impact; long-term expected increase in value

| Pre-tax Adjusted Operating Income[1] Impact | Annual Assumption Review | Retrocession Recapture | Total |
|---|---|---|---|
| U.S. and Latin America Traditional | $30m | $(83m) | $(53m) |
| U.S. and Latin America Financial Solutions | - | - | - |
| Canada Traditional | $30m | $(25m) | $5m |
| Canada Financial Solutions | - | - | - |
| EMEA Traditional | $(25m) | $(15m) | $(40m) |
| EMEA Financial Solutions | $(2m) | - | $(2m) |
| APAC Traditional | $(82m) | $(13m) | $(95m) |
| APAC Financial Solutions | $(9m) | - | $(9m) |
| **Total** | **$(58m)** | **$(136m)** | **$(194m)** |
| **Expected Increase to Value of In-force Business Margins** | **$0.1b** | **$1.5b** | **$1.6b** |

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

- RGA will begin to recapture retroceded business starting in 2025 due to an increase in retention limit effective January 1, 2025
  - The current period impacts of the expected future recaptures are recorded as notable items in Q3
  - Expected **$1.5 billion increase** in Value of In-force Business Margins recognized over the life of the treaties
  - Expected approximately **$20 million increase** in 2025 run-rates, increasing to **$40 million** per year by 2030 and **$60 million** per year by 2040
- Annual actuarial assumption review impacts were driven by updated lapse rate assumptions for term business in India, partially offset by favorable mortality updates in U.S. and Canada
  - Expected **$0.1 billion increase** in Value of In-force Business Margins recognized over the life of the treaties

RGA

# Biometric Experience

## Total Company



$ in millions
$150
$100
$50
$0
-$50
$134
$53
$20
$(43)
$138
$58
$2
$(14)
$79
$0
3Q23
4Q23
1Q24
2Q24
3Q24
Claims Experience[2]
PTAOI Impact[3]

Continued favorable biometric experience[1]

Claims experience not reflected in income will be recognized over the remaining life of the business

[1] Claims experience on our mortality, morbidity and longevity risks.
[2] Claims experience shown as the difference between actual experience and best estimate expectations. Best estimates are reviewed regularly and can change over time.
[3] Pre-tax adjusted operating income.

# Premium Growth

Continued momentum

## Traditional premium growth



7.9%
6.7%
5.9%
7.5%
6.1%
4.9%
3.3%
4.0%
3.3%
3.0%
2020
2021
2022
2023
3Q24 YTD
Traditional Reported
Traditional Constant Currency

| Premiums[1] | 3Q24 YTD | 3Q23 YTD | % Change | Constant Currency % Change[2] |
|---|---|---|---|---|
| U.S. and Latin America Traditional | $5,454 | $5,111 | 6.7% | 6.7% |
| Canada Traditional | $958 | $904 | 6.0% | 7.1% |
| EMEA Traditional | $1,514 | $1,314 | 15.2% | 13.7% |
| APAC Traditional | $2,180 | $2,076 | 5.0% | 7.4% |
| **Total Traditional** | **$10,106** | **$9,405** | **7.5%** | **7.9%** |
| Global Financial Solutions[3] | $3,581 | $1,572 | 127.8% | 128.1% |
| **Total** | **$13,687** | **$10,977** | **24.7%** | **25.1%** |

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $44 million.
[3] The increase is primarily due to a $2.8 billion contribution from single premium pension risk transfer transactions completed in 2024 compared to a $849 million contribution from single risk premium transfer transactions in 2023.

# Non-Spread Investment Results

## Investment yield[1]

- Diversified portfolio and broad investment platform supports portfolio income
- Yield increased primarily on flow through of portfolio repositioning and new money investments
- Variable investment income improved



4.72%
4.86%
4.75%
4.76%
5.08%
4.51%
4.60%
4.70%
4.65%
4.95%
3Q23
4Q23
1Q24
2Q24
3Q24
Reported
Excluding VII

## New money rate[2]

- Q3 new money rate of **5.68%**, decrease over prior quarter primarily due to lower market yields
- Above portfolio yield



6.31%
6.65%
6.12%
6.22%
5.68%
3Q23
4Q23
1Q24
2Q24
3Q24

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q3 equaled $39.5 billion.

[2] Excludes purchases of cash, cash equivalents, U.S. Treasury notes, and purchases made using proceeds from funding agreement-backed notes.

# Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: 94.9% investment grade rated; high yield is primarily BB rated
- Broad investment completion platform supported strong new business volume aligned to liabilities and in-force reinvestment
- Minimal Q3 impairments and allowances of $21 million

## Asset allocation[1,3]


1.3%
1.2%
2.9%
0.1%
3.8%
5.4%
5.4%
8.1%
$103.4B
71.8%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
Short-Term/Cash Equivalents
High Yield Bonds
LPs/Real Estate JVs
Other Invested Assets
Policy Loans
Equity Securities

## Fixed maturity securities credit rating[1,2]


4.2%
0.9%
29.6%
$78.1B
65.3%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] As of September 30, 2024.
[2] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g., "BBB" includes "BBB+", "BBB", and "BBB-").
[3] $4.5 billion of assets supporting funds withheld liabilities.

RGA

# Commercial Mortgage Loans (CML)

- Experienced internal team has managed through multiple real estate cycles; utilizes downcycle playbook
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV): less than 58%; significant borrower equity ahead of our investment; reviewed at least annually
  - Debt service coverage ratio (DSCR): 1.80x average; predictable income stream to make debt service payments
  - Well-laddered scheduled maturity profile, coupled with amortization, reduces maturity default risk
    - Expected maturities: 2024 2%; 2025 5%; 2026 10%
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 64%
  - No traditional malls in retail portfolio

Commercial mortgage investment by property type[1]



4.9%
0.5%
12.7%
32.4%
$8.5B
20.1%
29.4%
Retail
Industrial
Office
Multi-Family
Hotel
Other

Commercial mortgage investment by NAIC rating[1]



4.2%
1.3%
0.3%
$8.5B
42.4%
51.8%
CM1
CM2
CM3
CM4
CM7

High quality, well-diversified by geography and property type

[1] Based on recorded investment as of September 30, 2024.

# CML Office Loan Exposure[1]

- CML office loan exposure represents 1.6% of total cash and invested assets
- Office loan portfolio is primarily suburban focused; average loan size of ~$11 million
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSAs)
- Manageable near-term office loan maturities

## Portfolio metrics

| LTV | DSCR | Average loan size |
|---|---|---|
| 64% | 1.92x | ~$11 M |



Book value ($ millions)
$50
$134
$334
$252
$249
2024
2025
2026
2027
2028

Book value of office portfolio maturing by year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of September 30, 2024.

# Capital and Liquidity

## Capital

- Strong capital position
- Excess capital position of $0.7 billion



LDTI
$ in billions
$12.6
$12.3
$13.0
$14.0
$15.0
2020
2021
2022
2023
3Q24
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids

## Leverage ratios

- Leverage ratios within our targeted ranges



LDTI
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.6%
32.3%
17.8%
34.4%
2020
2021
2022
2023
3Q24
Debt to Total Capital
Debt + Hybrids to Total Capital

## Ample liquidity

- $853 million[2] at the holding company
- Temporary increase due to timing from cash received on new transactions and portfolio repositioning
- Access to $850 million syndicated credit facility and other sources



$ in billions
$3.4
$2.9
$2.9
$3.0
$5.2
2020
2021
2022
2023
3Q24
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts* ("LDTI").
[2] Includes both cash and invested assets.

# Capital Management

## Strong deployment

- Managing capital over the long-term
- Strong quarter in deploying capital into in-force block transactions, adding expected long-term value to RGA

## Active management

- Priority to deploy capital into organic growth and in-force block transactions
- Return capital to shareholders through dividends and share repurchases

$ in millions



$494
$159
$153
$182
$833
$543
$96
$194
$710
$430
$75
$205
$1,352
$933
$200
$219
$1,596
$1,426
$170
2020
2021
2022
2023
3Q24 YTD

2020-3Q24 excess capital deployed



19%
11%
70%

Shareholder dividends Share buybacks In-force block transactions

Active and balanced capital management over time

# Long-Term Business, Long-Term Success

- A global leader, differentiated market position
- Diversified platform, well-balanced risk profile
- Disciplined underwriter, proactive risk manager
- Long-term focused investment strategy balancing risks and returns
- Effective capital management
- Valuable franchise

## Book value per share (ex-AOCI)[1] total return growth[2]



15-Year 10.0% CAGR
10.4% CAGR[3]
$40.36
$146.22
$113.04
$151.79
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1/1/2021
2021
2022
2023
3Q24
As Reported
Revised for LDTI Accounting Standard and Excluding B36

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI and B36 plus dividends.
[3] Includes 1Q24, 2Q24, 3Q24.

# Value of In-force Business Margins[1]

- Multiple levers leading to increase in value of in-force business margins, generating consistent EPS growth and strong ROE
- Substantial expected margins exist in the in-force business across geographies and products
- Profitable new business and balance sheet management, including expected retrocession recapture of **$1.5 billion** and other in-force actions of **$0.5 billion** during the year are the primary drivers of the increase
- Unwind of in-force margins represents the underwriting, investment, and fee margins that contributed to 2024 year-to-date pre-tax adjusted operating income



$ in billions
$33.0
$3.8
$2.0
$(0.8)
$(0.4)
$37.6
December 31, 2023
New Business
Balance Sheet Management 2
Unwind of In-force Margins
Other 3
September 30, 2024

[1] Operating measure reflecting expected underwriting margins, expected investment margins, and expected fee income; excludes management expenses, impact of capital, and taxes. Refer to "Value of In-force Business Description" in the Appendix for further explanation of the calculation.
[2] Includes expected retrocession recaptures and other management actions.
[3] Includes annual actuarial assumption review impacts and methodology refinements.

# Well-Positioned for the Future

## Building long-term value

- Strong nine-month operating performance reflected in EPS and ROE
- Robust new business momentum across all geographies, leading to a full pipeline
- Substantial growth in Value of In-force Business Margins shows expected impact of new business growth and balance sheet management actions
- Uniquely positioned in the industry based upon ability to offer innovative solutions on both sides of the balance sheet

# Appendix

# Pre-Tax Income Reconciliation

| | 3Q24 | 3Q23 |
|---|---|---|
| Pre-tax income[1] | $214 | $380 |
| Investment-related | | |
| Change in allowance for credit losses and impairments | 20 | 14 |
| Net (gains)/losses on sale of fixed maturity securities[2] | (3) | 49 |
| Change in market value of certain limited partnerships and other | (4) | (33) |
| Derivative-related | | |
| Embedded derivatives[3] | 123 | (7) |
| Change in market value of derivative instruments[4] | (57) | 58 |
| Market risk benefits (net of hedging)[5] | 8 | 21 |
| Tax-related items and other[6] | 13 | (1) |
| Pre-tax adjusted operating income | $314 | $481 |

- Increase in credit allowance and investment impairments due to market conditions
- Net gains on sale of fixed maturity securities primarily associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments was due to volatility in foreign exchange rates, interest rates and equity markets

[1] $ in millions.
[2] Net (gains)/losses on sale of fixed maturity securities includes market value adjustments on surrender charges
[3] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities.
[4] Derivative instruments comprised primarily of non-qualifying hedges and credit derivatives.
[5] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit.
[6] The Tax-related items and other line item includes pension risk transfer day one loss and other immaterial items.

RGA

# Value of In-force Business Description

- Expected underwriting margin[1] is derived from the estimated cash flows used to determine LDTI reserves, which are reviewed as part of the annual audit
  - Calculated using the locked-in LDTI liability discount rates
- Expected investment margin:
  - LDTI products: values derived from the difference between using the expected book yields[2] and locked-in LDTI liability discount rates to calculate the expected underwriting margin
  - Interest-sensitive products: values calculated using expected investment spread[2] and expected duration of treaty
- Expected fee income, primarily from capital solutions products, is calculated as the present value of expected fees
- Value is based on the Company's estimates and assumptions and could materially change

[1] Represents the expected difference, based on current assumptions, between the present value of premiums and present value of claim benefits and treaty allowances.

- Present value of premiums is the present value of expected gross premiums plus Deferred Profit Liability (DPL)
- Present value of claim benefits is the present value of expected claim payments less Liability for Future Policy Benefits (LFPB) (before zero floor is applied)
- Present value of treaty allowances is the present value of future allowances plus related Deferred Acquisition Costs (DAC)

[2] Expected book yields are based on 2024 actual portfolio book yields adjusted for longer-term VII expectations

- Investment spread is the difference between expected book yields and interest credited expense

RGA

# Reconciliations of Non-GAAP Measures

**Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share**

| Diluted share basis | 4Q22 | 1Q23 | 2Q23 | 3Q23 |
|---|---|---|---|---|
| Earnings-per-share | $ 4.29 | $ 3.72 | $ 3.05 | $ 4.29 |
| Capital (gains) losses, derivatives and other, net | (0.29) | 1.80 | 1.40 | 1.68 |
| Change in MV of embedded derivatives | 0.60 | (0.36) | (0.05) | (0.40) |
| Adjusted operating earnings-per-share | $ 4.60 | $ 5.16 | $ 4.40 | $ 5.57 |
| Notable items | (0.69) | - | - | - |
| Adjusted operating income excluding notable items | $ 3.91 | $ 5.16 | $ 4.40 | $ 5.57 |

| | 4Q23 | 1Q24 | 2Q24 | 3Q24 |
|---|---|---|---|---|
| Earnings-per-share | $ 2.37 | $ 3.16 | $ 3.03 | $ 2.33 |
| Capital (gains) losses, derivatives and other, net | (0.13) | 4.08 | 2.91 | (0.53) |
| Change in MV of embedded derivatives | 2.49 | (1.22) | (0.46) | 1.82 |
| Adjusted operating earnings-per-share | $ 4.73 | $ 6.02 | $ 5.48 | $ 3.62 |
| Notable items | - | - | - | 2.51 |
| Adjusted operating income excluding notable items | $ 4.73 | $ 6.02 | $ 5.48 | $ 6.13 |

**Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE), excluding notable items**

| | 4Q22 | | 1Q23 | | 2Q23 | | 3Q23 | |
|---|---|---|---|---|---|---|---|---|
| Trailing twelve months | Income | ROE | Income | ROE | Income | ROE | Income | ROE |
| Net income available to RGA shareholders | $ 517 | 6.8% | $ 572 | 7.8% | $ 672 | 9.2% | $ 1,035 | 13.9% |
| Reconciliation to adjusted operating income: | | | | | | | | |
| Capital (gains) losses, derivatives and other, net | 410 | | 421 | | 302 | | 295 | |
| Adjusted operating income | $ 927 | 10.5% | $ 993 | 11.2% | $ 974 | 10.9% | $ 1,330 | 14.7% |
| Notable items after tax | 184 | | 184 | | 201 | | (47) | |
| Adjusted operating income excluding notable items | $ 1,111 | 12.5% | $ 1,177 | 13.1% | $ 1,175 | 13.0% | $ 1,283 | 14.0% |

| | 4Q23 | | 1Q24 | | 2Q24 | | 3Q24 | |
|---|---|---|---|---|---|---|---|---|
| Trailing twelve months | Income | ROE | Income | ROE | Income | ROE | Income | ROE |
| Net income available to RGA shareholders | $ 902 | 11.4% | $ 860 | 10.2% | $ 858 | 9.7% | $ 727 | 7.7% |
| Reconciliation to adjusted operating income: | | | | | | | | |
| Capital (gains) losses, derivatives and other, net | 432 | | 526 | | 596 | | 597 | |
| Adjusted operating income | $ 1,334 | 14.5% | $ 1,386 | 14.8% | $ 1,454 | 15.3% | $ 1,324 | 13.8% |
| Notable items after tax | - | | - | | - | | 168 | |
| Adjusted operating income excluding notable items | $ 1,334 | 14.4% | $ 1,386 | 14.8% | $ 1,454 | 15.3% | $ 1,492 | 15.5% |

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | |
|---|---|---|
| In millions | 3Q24 | 3Q23 |
| **U.S. & Latin America Traditional** | | |
| GAAP pre-tax income | $ 57 | $ 105 |
| Capital (gains) losses, derivatives and other, net | 1 | - |
| Change in MV of embedded derivatives | 21 | (2) |
| Pre-tax adjusted operating income | $ 79 | $ 103 |
| Notable items | 53 | 17 |
| Pre-tax adjusted operating income excluding notable items | $ 132 | $ 120 |
| **U.S. & Latin America Financial Solutions** | | |
| GAAP pre-tax income | $ (46) | $ 108 |
| Capital (gains) losses, derivatives and other, net | 24 | 34 |
| Change in MV of embedded derivatives | 102 | (6) |
| Pre-tax adjusted operating income | $ 80 | $ 136 |
| Notable items | - | (22) |
| Pre-tax adjusted operating income excluding notable items | $ 80 | $ 114 |
| **Canada Traditional** | | |
| GAAP pre-tax income | $ 29 | $ 6 |
| Capital (gains) losses, derivatives and other, net | 1 | 4 |
| Pre-tax adjusted operating income | $ 30 | $ 10 |
| Notable items | (5) | 13 |
| Pre-tax adjusted operating income excluding notable items | $ 25 | $ 23 |
| **Canada Financial Solutions** | | |
| GAAP pre-tax income | $ 21 | $ 30 |
| Capital (gains) losses, derivatives and other, net | (17) | - |
| Pre-tax adjusted operating income | $ 4 | $ 30 |
| Notable items | - | (22) |
| Pre-tax adjusted operating income excluding notable items | $ 4 | $ 8 |
| **EMEA Traditional** | | |
| GAAP pre-tax income | $ (17) | $ (60) |
| Capital (gains) losses, derivatives and other, net | (1) | 1 |
| Pre-tax adjusted operating income | $ (18) | $ (59) |
| Notable items | 40 | 47 |
| Pre-tax adjusted operating income excluding notable items | $ 22 | $ (12) |
| **EMEA Financial Solutions** | | |
| GAAP pre-tax income | $ 84 | $ 84 |
| Capital (gains) losses, derivatives and other, net | 2 | 24 |
| Pre-tax adjusted operating income | $ 86 | $ 108 |
| Notable items | 2 | (34) |
| Pre-tax adjusted operating income excluding notable items | $ 88 | $ 74 |

RGA

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | |
|---|---|---|
| In millions | 3Q24 | 3Q23 |
| **Asia Pacific Traditional** | | |
| GAAP pre-tax income | $ 11 | $ 134 |
| Pre-tax adjusted operating income | $ 11 | $ 134 |
| Notable items | 95 | (2) |
| Pre-tax adjusted operating income excluding notable items | $ 106 | $ 132 |
| **Asia Pacific Financial Solutions** | | |
| GAAP pre-tax income (loss) | $ 93 | $ (16) |
| Capital (gains) losses, derivatives and other, net | (33) | 60 |
| Pre-tax adjusted operating income | $ 60 | $ 44 |
| Notable items | 9 | - |
| Pre-tax adjusted operating income excluding notable items | $ 69 | $ 44 |
| **Corporate and Other** | | |
| GAAP pre-tax income (loss) | $ (18) | $ (11) |
| Capital (gains) losses, derivatives and other, net | - | (14) |
| Pre-tax adjusted operating loss | $ (18) | $ (25) |
| Notable items | - | - |
| Pre-tax adjusted operating income excluding notable items | $ (18) | $ (25) |
| **RGA Consolidated** | | |
| GAAP pre-tax income | $ 214 | $ 380 |
| Capital (gains) losses, derivatives and other, net | (23) | 109 |
| Change in MV of embedded derivatives | 123 | (8) |
| Pre-tax adjusted operating income | $ 314 | $ 481 |
| Notable items | 194 | (3) |
| Pre-tax adjusted operating income excluding notable items | $ 508 | $ 478 |
| | | |
| GAAP net income available to RGA shareholders | $ 156 | $ 287 |
| Capital (gains) losses, derivatives and other, net | (36) | 112 |
| Change in MV of embedded derivatives | 122 | (27) |
| Adjusted operating income | $ 242 | $ 372 |
| Notable items | 168 | - |
| Adjusted operating income excluding notable items | $ 410 | $ 372 |

RGA

# Reconciliations of Non-GAAP Measures

**Reconciliation of RGA, Inc. shareholders' equity to RGA, Inc. shareholders' equity excluding AOCI**

| In millions | 3Q24 | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|---|
| RGA, Inc. shareholders' equity | $ 11,127.0 | $ 9,081.0 | $ 7,081.0 | $ 8,180.0 | $ 14,352.0 | $ 11,601.7 |
| Less effect of AOCI: | | | | | | |
| Accumulated currency translation adjustment | 108.0 | 68.0 | (116.0) | (13.0) | (69.0) | (91.6) |
| Unrealized (depreciation) appreciation of securities | (2,800.0) | (3,667.0) | (5,496.0) | 3,779.0 | 5,500.0 | 3,298.5 |
| Effect of updating discount rates on future policy benefits | 3,987.0 | 3,256.0 | 3,755.0 | (4,209.0) | | |
| Change in instrument-specific credit risk for market risk benefits | 6.0 | 3.0 | 13.0 | (7.0) | | |
| Pension and postretirement benefits | (29.0) | (29.0) | (27.0) | (50.0) | (72.0) | (69.8) |
| RGA, Inc. shareholders' equity excluding AOCI | $ 9,855.0 | $ 9,450.0 | $ 8,952.0 | $ 8,680.0 | $ 8,993.0 | $ 8,464.6 |

**Reconciliation of RGA, Inc. shareholders' average equity to RGA, Inc. shareholders' average equity excluding AOCI and notable items**

| In millions | 3Q24 | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|---|
| RGA, Inc. shareholders' average equity | $ 9,495 | $ 7,931 | $ 7,470 | $ 7,764 | $ 12,204 | $ 10,391 |
| Less effect of AOCI: | | | | | | |
| Accumulated currency translation adjustment | 57 | (30) | (53) | 32 | (153) | (137) |
| Unrealized (depreciation) appreciation of securities | (4,376) | (5,018) | (2,213) | 4,696 | 3,771 | 2,481 |
| Effect of updating discount rates on future policy benefits | 4,225 | 3,774 | 972 | (5,292) | | |
| Change in instrument-specific credit risk for market risk benefits | 5 | 10 | 1 | (27) | | |
| Pension and postretirement benefits | (26) | (22) | (46) | 67 | (75) | (56) |
| RGA, Inc. shareholders' average equity excluding AOCI | 9,610 | 9,217 | 8,809 | 8,288 | 8,661 | 8,103 |
| Year-to-date notable items, net of tax | 33 | 37 | 107 | 56 | - | - |
| RGA, Inc. shareholders' average equity excluding AOCI and notable items | $ 9,643 | $ 9,254 | $ 8,916 | $ 8,344 | $ 8,661 | $ 8,103 |

**Reconciliation of book value per share to book value per share excluding AOCI and B36**

| | 3Q24 | 2023 | 2022 | 2021 | 1/1/2021 |
|---|---|---|---|---|---|
| Book value per share* | $ 168.93 | $ 138.39 | $ 106.19 | $ 121.79 | $ 100.64 |
| Less effect of AOCI: | | | | | |
| Accumulated currency translation adjustment | 1.64 | 1.04 | (1.73) | (0.20) | (1.02) |
| Unrealized (depreciation) appreciation of securities | (42.52) | (55.88) | (82.44) | 56.27 | 82.59 |
| Effect of updating discount rates on future policy benefits | 60.54 | 49.62 | 56.32 | (62.67) | (94.42) |
| Change in instrument-specific credit risk for market risk benefits | 0.09 | 0.05 | 0.19 | (0.10) | 0.53 |
| Pension and postretirement benefits | (0.45) | (0.45) | (0.41) | (0.74) | (1.06) |
| Book value per share excluding AOCI* | $ 149.63 | $ 144.01 | $ 134.26 | $ 129.23 | $ 114.02 |
| Less effect of B36: | (2.16) | (2.06) | (0.10) | 2.18 | 0.98 |
| Book value per share excluding AOCI and B36* | $ 151.79 | $ 146.07 | $ 134.36 | $ 127.05 | $ 113.04 |

*Reflects adoption of LDTI Accounting Standard

**Reconciliation of book value per share to book value per share excluding AOCI**

| | 2022 | 2021 | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 62.16 | $ 193.75 | $ 211.19 | $ 185.17 | $ 134.53 | $ 148.48 | $ 110.31 | $ 94.09 |
| Less: Effect of unrealized appreciation (depreciation) of securities | (81.10) | 55.09 | 80.94 | 52.65 | 13.63 | 34.14 | 21.07 | 14.35 |
| Less: Effect of accumulated currency translation adjustments | (2.56) | (0.13) | (1.02) | (1.46) | (2.69) | (1.34) | (2.68) | (2.78) |
| Less: Effect of unrecognized pension and post retirement benefits | (0.40) | (0.74) | (1.06) | (1.12) | (0.80) | (0.78) | (0.67) | (0.71) |
| Book value per share excluding AOCI | $ 146.22 | $ 139.53 | $ 132.33 | $ 135.10 | $ 124.39 | $ 116.46 | $ 92.59 | $ 83.23 |

| | 2014 | 2013 | 2012 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 102.13 | $ 83.87 | $ 93.47 | $ 79.31 | $ 64.96 | $ 49.87 | $ 33.54 | $ 48.70 |
| Less: Effect of unrealized appreciation (depreciation) of securities | 23.63 | 11.59 | 25.40 | 19.35 | 8.88 | 1.43 | (7.62) | 5.05 |
| Less: Effect of accumulated currency translation adjustments | 1.19 | 2.93 | 3.62 | 3.13 | 3.48 | 2.80 | 0.35 | 3.43 |
| Less: Effect of unrecognized pension and post retirement benefits | (0.72) | (0.31) | (0.50) | (0.42) | (0.20) | (0.22) | (0.20) | (0.14) |
| Book value per share excluding AOCI | $ 78.03 | $ 69.66 | $ 64.95 | $ 57.25 | $ 52.80 | $ 45.86 | $ 41.01 | $ 40.36 |

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